                                                                    EXHIBIT 99.2


                        CARBONIC INDUSTRIES CORPORATION
                             Class A Common Stock

             INSTRUCTIONS FOR CASH ELECTION AND TRANSMITTAL LETTER

     Accompanying this Form is a Prospectus/Proxy Statement that describes a proposed acquisition of Carbonic Industries Corporation ("CIC") by Airgas, Inc. ("Airgas"). In connection with the proposed Merger of CIC with Airgas' subsidiary, each shareholder has the right to choose, subject to proration and certain limitations, whether to receive cash or shares of Airgas Common Stock in exchange for shares of CIC Class A Common Stock. Please refer to the Prospectus/Proxy Statement for information about the Merger and the choice between cash and Airgas' Common Stock.

     Except as described below, with respect to the total consideration each CIC shareholder is to receive for his shares, (i) 55% will be in the form of Airgas Common Stock and will be placed in an lockup/escrow account where it will be held for two years, subject to earlier release if certain specified events occur, and (ii) 0.25% will be placed in a special fees and expenses fund and used to satisfy costs relating to the Merger that arise after the Merger is effective. To the extent the monies in the special fees and expenses fund are not completely used, they will be distributed to each CIC shareholder on a pro rata basis. Neither of these provisions apply to CIC shareholders who own 500 or fewer shares of CIC Class A Common Stock (unless such shareholder acquired his shares after March 12, 1997 from a holder of more than 500 shares). If the total cash consideration to be received by CIC shareholders (including cash paid to dissenters, if any) exceeds 50% of the total consideration, the percentage of cash each shareholder will receive will be reduced (but not more than two percentage points) in order to reduce the cash consideration to less than 50% of the total consideration. Matters related to the lockup/escrow arrangement and special fees and expenses fund will be handled by a Shareholders' Agent Committee after the Merger. Please refer to the Prospectus/Proxy Statement that accompanies this Form of Cash Election/Transmittal Letter for a complete discussion of the purposes of the lockup/escrow arrangement, the special fees and expenses fund and the Shareholders' Agent Committee.

     You may receive cash for up to 45% (44.75% after the 0.25% deduction for fees and expenses) of your CIC Class A Common Stock, unless you own 500 or fewer shares, (and you did not acquire your shares after March 12, 1997 from a holder of more than 500 shares), in which case you may receive cash for up to all your shares of CIC Class A Common Stock. If you want to be sure to receive cash for some of your shares of CIC Class A Common Stock, you must complete this form carefully and send it, with the stock certificates for your shares of CIC Class A Common Stock covered by your "Cash Election," to The Bank of New York (the "Exchange Agent") in time to be received by 5:00 pm. on ____________, ________, 1997. Please do not send this to CIC; it must be sent to the Exchange Agent.
                 ---

     If you do not want to make a Cash Election, you must still complete this Form, but leave the cash election portion (Box B) blank, and send it to the Exchange Agent (with your CIC stock certificates) to receive Airgas Common Stock for your shares of CIC Class A Common Stock.

     If you send in your stock certificates now, it will not limit your right to
                                                         ---
vote your shares of CIC Common Stock. If the Merger is not approved by the shareholders or is not completed for any other reason, your CIC stock certificates will be returned to you.

     Please read the following Instructions carefully before completing this Form of Cash Election/Transmittal Letter ("Transmittal Letter").

                  CASH ELECTION AND NON-CASH ELECTION SHARES

A.  SPECIAL CONDITIONS FOR CASH ELECTIONS

1.  Deadline for Cash Election

    To be effective, a Cash Election on this Transmittal Letter and your stock certificate(s) representing shares of CIC Class A Common Stock covered by the Cash Election must be received by the Exchange Agent no later than 5:00 p.m.
                      --------
Eastern Time on _____________, ____________, 1997 (the "Cash Election
Deadline"). Persons whose certificates and Letters of Transmittal are not so received will not be entitled to make a Cash Election and will receive all of their Merger Consideration in shares of Airgas Common Stock. Any cash election for more than 45% of your shares (unless you own 500 or fewer shares and did not acquire such shares from a holder of more than 500 shares after March 12, 1997) will be deemed to be an election for only 45% of your shares (rounded down to the nearest whole share).

2.  Revocation

    Your Cash Election will be irrevocable once it has been received by the Exchange Agent, unless the Exchange Agent, in its discretion, permits you to amend or withdraw it.

    Record holders of shares of CIC Class A Common Stock on deposit with the Exchange Agent will remain shareholders of record of CIC with respect to such shares until the effective time of the Merger.

3.  Termination

    All Cash Elections and other instructions in the Transmittal Letter will be void and of no effect if the Merger is not consummated. If the Merger Agreement is terminated, the CIC stock certificates you submitted to the Exchange Agent will be promptly returned.

B.  SHARES AS TO WHICH CASH ELECTION IS MADE

    You may elect to receive cash with respect to your CIC Class A Common Stock by filling in the appropriate box on the Transmittal Letter under "Number of Shares as to which Cash is Elected." If you own 500 or fewer shares of CIC Class A Common Stock (and did not acquire your shares after March 12, 1997 from a shareholder who did own more than 500 shares), you may elect to receive cash for up to 100% of your shares; otherwise you may only elect to receive cash for up to 45% (rounded down to the nearest whole share). No Cash Election will be deemed to have been made for the shares of CIC Class A Common Stock you submit with the Transmittal Letter unless you clearly indicate the number of shares covered by the Cash Election. The CIC shares represented by certificates you submit to the Exchange Agent for which a Cash Election is not made will be
                                                          ---
treated as provided below in Instruction D. If you do not make a Cash Election, you will receive Airgas Common Stock for all your shares of CIC Class A Common
                                         ---
Stock.

C.  PRORATION

    If the Cash Elections submitted by all holders of CIC Class A Common Stock, together with cash to be received by holders of CIC Class B Common Stock (and cash paid to dissenting shareholders, if any), exceed 50% of the value of the total consideration Airgas is paying to acquire CIC, the Exchange Agent will eliminate from the number of shares subject to Cash Elections (pro-rata as nearly as practicable) the number of shares necessary to reduce the cash portion of the Merger consideration to less than 50% of the overall Merger consideration. No shareholder's original Cash Election will be reduced more than two percentage points (e.g., from 45% to 43%). The shares for which Cash
                            ----
Elections are accepted will be treated as "Cash Election Shares," and all other shares of CIC Class A Common Stock (including those for which Cash Elections are rejected or are not properly submitted) will be treated as "Non-Cash Election Shares."

D.  EXCHANGE OF CERTIFICATES FOR NON-CASH ELECTION SHARES

    Each Non-Cash Election Share will be converted into shares of Airgas Common Stock. Certificates representing Non-Cash Election Shares must also be submitted to the Exchange Agent with the attached Transmittal Letter. As noted


                                     (ii)
above, certain of the Airgas shares to be received by each CIC shareholder (except those who hold 500 or fewer shares and did not acquire their shares after March 12, 1997 from a shareholder who did own more than 500 shares) will be placed into an escrow account where they will be held for a period of two years, subject to earlier release if certain specified events occur.

E.  NO FRACTIONAL SHARES OF AIRGAS COMMON STOCK

    No fractional shares of Airgas Common Stock will be issued. The total number of shares of Airgas Common Stock to be issued to each holder of shares of CIC Class A Common Stock who would otherwise be entitled to receive a fractional share of such Common Stock will be rounded up to the nearest whole share.


                             GENERAL INSTRUCTIONS

1.  General

    The Transmittal Letter should be properly filled in, dated and signed, and should be delivered (together with your stock certificates representing shares of CIC Class A Common Stock) to the Exchange Agent at the address set forth in the Transmittal Letter. THE METHOD OF DELIVERY OF ALL DOCUMENTS TO THE EXCHANGE AGENT IS AT YOUR OPTION AND RISK, BUT IF SENT BY MAIL, CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THESE DOCUMENTS MUST BE SENT DIRECTLY TO THE EXCHANGE AGENT AND NOT TO CIC.
                                        ---

2.  Signatures

    The signature (or signatures, in the case of certificates owned by two or more joint holders) on the Transmittal Letter must correspond exactly to the name as written on the face of the stock certificate(s) sent to the Exchange Agent (for example, if you are a custodian for an account set up under a Uniform Gift to Minors Act, you must sign the Transmittal Letter exactly as the name appears on the certificate). If there is insufficient space to list all of your share certificates being submitted to the Exchange Agent or to respond to any other information, please use Attachment A or attach a separate sheet. Unless you are making a correction to the name on a certificate (see Instruction 3), do not endorse your certificates.

    If shares of CIC Class A Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Transmittal Letter for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted. Additional copies of the Transmittal Letter may be obtained from the Exchange Agent.

3. Correction of or Change in Name. For a correction in name, the surrendered certificate(s) should be appropriately endorsed, for example, "James E. Brown, incorrectly inscribed as James S. Brown," with the signature guaranteed by a financial institution (bank) or brokerage firm having membership in good
--------- ----------- --------- --------- ----
standing in a recognized guarantee program (Securities Transfer Agent Medallion Program, New York Stock Exchange Medallion Signature Program or Stock Exchange Medallion Program (a "Qualified Guarantor")).For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed, for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature
guaranteed by a Qualified Guarantor.   Notaries Public cannot execute acceptable
signature guarantees.


                                     (iii)

4.  Supporting Evidence

    If the Transmittal Letter, certificate or endorsement is executed by an agent, trustee, executor, administrator, guardian, attorney, or any other person acting in a representative or fiduciary capacity, or by an officer of a corporation on behalf of the corporation, such person should so indicate when signing and must submit with the Transmittal Letter and surrendered certificate(s) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary) as well as evidence of the authority of the person making such execution to assign, sell or transfer the shares. Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent. If you have any questions as to what constitutes appropriate documentary evidence of authority, please contact the Exchange Agent at (800) ____________.

5.  Validity of Surrender

    A surrender of certificate(s) will not be deemed to have been made and the Transmittal Letter will not be deemed to be complete until all irregularities (including attempts to change the text of the Transmittal Letter) and defects have been cured or waived. All questions as to validity, form and eligibility of any surrender of the certificate(s) or the Transmittal Letter will be determined by Airgas (which may delegate power in whole or in part to the Exchange Agent), and such determination will be final and binding.

6.  Federal Tax Withholding

    Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing the payments being made to you as an exchanging shareholder. Federal law also requires each shareholder to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth in the Transmittal Letter. If the Exchange Agent is not provided with the correct TIN, you may be subject to a $50 penalty by the IRS and payments that are made to you with respect to surrendered shares may be subject to backup withholding. If you are an individual, your TIN is your social security number. Your TIN number should be included in Part I of the substitute W-9 form provided in the Transmittal Letter.

    If you are exempt from backup withholding, you should complete the substitute W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to you. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be applied as a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding. Certain shareholders, such as corporations, are exempt from backup withholding and should so indicate by writing "exempt" on the substitute W-9 in the Transmittal Letter.

    To complete the form if you do not have a TIN, write "Applied for" in the space for the TIN in Part I and sign and date the form. Generally, you will then have 60 days to obtain a TIN and furnish it to the Exchange Agent. If the Exchange Agent does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the Exchange Agent.


                                     (iv)

7.  Lost Stock Certificates

    If you are unable to locate your certificates representing shares of CIC Class A Common Stock, you should follow the "Instructions for Completing Notice of Lost Stock Certificate(s)" on Attachment B to the Transmittal Letter.

8.  Special Delivery Instructions

    Indicate the name and address to which the check for your cash payment and your shares of Airgas Common Stock (other than the shares to be held in the lockup/escrow fund) should be sent in Box C if different from the address set forth in Box A. You may elect to receive your cash payment by wire transfer of same day funds by completing the Special Delivery Instructions relating to wire transfers in Box C.

9.  Miscellaneous

    As soon as practicable after the Merger occurs, the Exchange Agent will begin mailing and delivering cash payments and stock certificates for Airgas Common Stock in exchange for stock certificates representing shares of CIC Class A Common Stock that have been received by the Exchange Agent. There will be a delay, however, if you are unable to locate your shares or if you do not deliver them to the Exchange Agent with the Transmittal Letter.

    No holder of any surrendered certificate for shares of CIC Class A Common Stock will be entitled under any circumstances to receive any interest on cash to be received in the Merger.

    For further information or assistance concerning the Transmittal Letter, contact The Bank of New York at (800) ___________.


                                      (v)

                   FORM OF CASH ELECTION/TRANSMITTAL LETTER

    To accompany certificates representing common stock of Carbonic Industries Corporation when submitted in connection with the merger of Carbonic Industries Corporation with and into Airgas Carbonic Industries, Inc., a wholly-owned subsidiary of Airgas, Inc.


    This Form of Cash Election/Transmittal Letter ("Transmittal Letter"), properly completed and signed in accordance with the instructions provided with this Transmittal Letter, together with the certificates for the shares of the Class A Common Stock of Carbonic Industries Corporation ("CIC") covered by this Transmittal Letter, must be received by The Bank of New York (the "Exchange Agent") at the address set forth below no later than 5:00 p.m., Eastern Time on _____________, _________, 1997.


                             The Bank of New York
                              101 Barclay Street
                           New York, New York  10286

Ladies and Gentlemen:

    Enclosed are the following certificates representing the Class A Common Stock, no par value, of CIC ("CIC Class A Common Stock"), which are surrendered for payment pursuant to the Agreement and Plan of Merger ("Merger Agreement") by and among Airgas, Inc., a Delaware corporation ("Airgas"), Airgas Carbonic Industries, Inc., a wholly-owned subsidiary of Airgas ("SubCorp"), and CIC, a Florida corporation, dated as of March 12, 1997, pursuant to which CIC will become a wholly owned subsidiary of Airgas through a merger of CIC with and into SubCorp.

BOX A:  CERTIFICATES SURRENDERED  (Please list in Box A all the certificates
                                                        ---
representing CIC Class A Common Stock you are submitting at this time, regardless of how many (if any) are covered by a Cash Election. (If there is not enough space below to list all of your certificates, see Attachment A.) Use Box B to specify how many are covered by a Cash Election. A separate Transmittal Letter should be submitted for shares registered in different names.

=============================================================================================

Name(s) and Address of Registered  Holder(s)                 Certificates Enclosed
  (Please fill in or make corrections needed
           if label is affixed)
---------------------------------------------------------------------------------------------
                                                     Certificate No.         No. of Shares
                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                                 Total Shares
=============================================================================================

   BOX B:  NUMBER OF SHARES AS TO WHICH CASH IS ELECTED
================================================================================
     Check only one of the boxes below and, if the first box is checked, fill
                 ---
       in the numbers as indicated:


 Please read carefully the Instructions for Cash Election

[_] The Cash Election is made only as to ___________ (number) or _______ (%) (not greater than 45%) of the shares of CIC Class A Common Stock represented by the certificate(s) submitted with this Transmittal Letter. I am not making a Cash Election as to the other shares of CIC Class A Common Stock being submitted.

[_] No Cash Election is made with respect to any of the shares of CIC Class A Common Stock represented by the certificate(s) submitted with this Transmittal Letter.

[_] The Cash Election is made as to all shares of CIC Class A Common Stock represented by the certificate(s) submitted with this Transmittal Letter (only available to holders of 500 or fewer shares of CIC Class A Common Stock who did not acquire their shares from a shareholder who held more than 500 shares on March 12, 1997 .

================================================================================

   Subject to the terms, conditions and limitations set forth in the Merger Agreement and the terms, conditions and limitations specified in the Instructions for this Transmittal Letter, the undersigned elects to receive in exchange for the number of shares of CIC Class A Common Stock submitted with this Transmittal Letter as to which the Cash Election is made above, and authorizes and instructs you, as Exchange Agent, to deliver in exchange for such shares, cash in an amount equal to $43.00 multiplied by the number of shares of CIC Class A Common Stock covered by such Cash Election (minus amounts applied to the special fees and expenses fund), or, in the event of proration, in the amount, if any, computed in accordance with Instruction C of the Instructions for Cash Election. For all other shares submitted herewith, the undersigned authorizes and instructs you, as Exchange Agent, to deliver in exchange for such shares the Airgas Common Stock payable for "Non-Cash Election Shares."

   Except as otherwise requested in the "Special Delivery Instructions" below, the undersigned requests that the check for any cash payment and the stock certificate for any shares of Airgas Common Stock to which the undersigned is entitled (other than the shares of Airgas Common Stock which will be delivered to the Lockup/Escrow Agent pursuant to the Merger Agreement and the Lockup/Escrow Agreement) be delivered to the registered holder(s) set forth in Box A above at the address set forth in Box A above.

                    BOX C--SPECIAL DELIVERY INSTRUCTIONS
                    ============================================

                    Fill in ONLY if (i) delivery of the check or certificates is to be sent to an address OTHER than the address appearing in Box A above or (ii) the undersigned elects to receive a wire transfer.

                    --------------------------------------------

                                Mail or deliver to:

                    Name_____________________________________
                                  (Please Print)

                    Address __________________________________

                    _________________________________________
                                                   (Zip Code)
                    Wire Instructions:

                    Name of Account:__________________________

                    Account No. ______________________________

                    Name of Bank: ____________________________

                    ABA Routing No. _________________________

                    Name and telephone number of contact person
                    at Receiving Bank _________________________
                    =============================================


          The undersigned represents and warrants (and if more than one, each undersigned represents and warrants jointly and severally) that the undersigned has full power and authority to surrender the certificates listed in Box A and (if applicable) Attachment A and has good title to such certificates, free and clear of all liens, restrictions, charges, encumbrances, pledges, security interests, or other obligations affecting the assignment or transfer of the certificates and such assignment and transfer will not be subject to any adverse claim.

          By completing and returning this Transmittal Letter, the undersigned acknowledges and agrees (i) to the creation pursuant to the Merger Agreement of
(a) the lockup/escrow arrangement and (b) the special fees and expenses fund and
(ii) to the designation of the Shareholders' Agent Committee and its authority to act on the undersigned's behalf in accordance with the Merger Agreement. All authority conferred or agreed to be conferred in this Transmittal Letter shall not be affected by, and shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Transmittal Letter shall be binding upon successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned.

          Upon request, the undersigned agrees to execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent to complete the exchange of the certificates.

          The undersigned agrees that all questions as to validity, form and eligibility of any surrender of the certificates or the Transmittal Letter will be determined by Airgas (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

          THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED AND READ THE PROSPECTUS/PROXY STATEMENT DATED _________ __, 1997 OF AIRGAS AND CIC

RELATING TO THE MERGER. Additional copies of the Prospectus/Proxy Statement may be obtained from Airgas at 259 Radnor-Chester Road, Suite 100, Radner, Pennsylvania 19087-5240 Attention: _________________ or from CIC at 3700 Crestwood Parkway, Suite 200, Duluth, Georgia 30136-5583 Attention: Sandra Fowler Hurt, Assistant Secretary.

===============================================================================

                                   SIGN HERE
                     (Please complete Substitute Form W-9)


------------------------------------------------------------------------------


------------------------------------------------------------------------------
                           Signature(s) of Owner(s)

Dated:
      ------------------------------------------------------------------------
Must be signed by registered holder(s) exactly as names(s) appear(s) on certificate(s). If signature is by an agent, trustee, executor, administrator, guardian, attorney, or others acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, please set forth full title and furnish appropriate supporting evidence. (See General Instructions 2 and 4).

Name(s)-----------------------------------------------------------------------

       -----------------------------------------------------------------------
                                (Please Print)

Capacity (Full Title)---------------------------------------------------------

Address-----------------------------------------------------------------------

       -----------------------------------------------------------------------

       -----------------------------------------------------------------------
                             (Including Zip Code)

(Area Code and Daytime Telephone Number (     )
                                       ---------------------------------------

(Tax Identification or
Social Security  Number)------------------------------------------------------
                           (See Substitute Form W-9)

                         MEDALLION SIGNATURE GUARANTEE

                          SIGNATURE(S) GUARANTEED BY:
                NOTE: Signature Guarantee is required only when
                            Instruction 3 applies.


                    ---------------------------------------
                    ---------------------------------------

===============================================================================

================================================================================

SUBSTITUTE
                            ----------------------------------------------------
FORM W-9                     Name


Department of the Treasury
Internal Revenue Service
                            ----------------------------------------------------
                             Address (number and street)
Request for Taxpayer
Identification Number (TIN)
and Certification
                            ----------------------------------------------------
                             City, State and ZIP Code

                            ----------------------------------------------------
                             Part I - ENTER YOUR    Social Security Number or
                             TIN IN THE BOX AT      Employer Identification
                             RIGHT                  Number

                            ====================================================

                             Part II - FOR PAYEES EXEMPT FROM BACKUP
                             WITHHOLDING (See Instruction 7)

                            ====================================================
                             CERTIFICATION - Under Penalties of Perjury, I certify that:

                             1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                             2.  I am not subject to backup withholding
                             because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                             CERTIFICATION INSTRUCTIONS - You must cross out
                             item 2 if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

                             ____________________________    __________________
                             SIGNATURE                               DATE
================================================================================

================================================================================


    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                                 ATTACHMENT A

          This is a continuation of Box A.  You do not need to complete this
                                                   ---
unless there was not enough room on Box A to list all of your stock certificates.

                CONTINUATION OF BOX A:  CERTIFICATES SURRENDERED

=============================================================================
 Name(s) and Address of Registered Holder(s)       Certificates Enclosed
              (Please fill in)
-----------------------------------------------------------------------------
                                               Certificate No.  No. of Shares
                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

                                               Total Shares
==============================================================================

                                 ATTACHMENT B

                          INSTRUCTIONS FOR COMPLETING
                          ---------------------------
                      NOTICE OF LOST STOCK CERTIFICATE(S)
                      -----------------------------------

     IMPORTANT:  THE NOTICE ON THE FOLLOWING PAGE SHOULD BE COMPLETED ONLY BY
                                                                      ----
     SHAREHOLDERS WITH LOST, STOLEN OR DESTROYED CERTIFICATE(S). IF YOUR CERTIFICATE(S) ARE NOT LOST, STOLEN OR DESTROYED, STOP HERE AND DO NOT
                                                       --------------------
     COMPLETE THIS ATTACHMENT B.
     --------------------------

     If any certificates representing shares of CIC Class A Common Stock that you are submitting with this Transmittal Letter have been lost, stolen or destroyed, you will need to complete the Notice of Lost Stock Certificate(s) ("Notice") on the following page and will need to return the Notice, along with your properly completed Transmittal Letter and any certificate(s) representing shares of CIC Class A Common Stock you are submitting at this time that have not
                                                                             ---
been lost, stolen or destroyed, to the Exchange Agent at the address shown on page 1 of the Transmittal Letter.

     Once the Notice is received by the Exchange Agent, the Exchange Agent will send you an affidavit of loss and indemnity agreement, along with instructions for replacing the lost certificate(s). In order to replace the lost certificate(s) and receive the Merger Consideration, you will be required to pay for an indemnity bond covering the lost certificate(s). The cost of this bond will be based on the value of the shares of CIC Class A Common Stock represented by the lost certificates. THE EXCHANGE AGENT IS NOT AUTHORIZED TO PAY YOU ANY MERGER CONSIDERATION UNTIL YOU HAVE COMPLETED THE PROCEDURE FOR REPLACING LOST CERTIFICATE(S) AND HAVE PAID FOR THE INDEMNITY BOND.

     If you are able to locate your certificates and send them to the Exchange Agent prior to paying for the indemnity bond, you will not be required to pay for the indemnity bond.

     If you have any questions, contact the Exchange Agent at (800) ___________.

                      NOTICE OF LOST STOCK CERTIFICATE(S)
                      -----------------------------------



                                                ________________________, 1997
                                                Date

TO:    The Bank of New York

ATTN:  _________________________

Dear ___________________:

Upon receipt of this Notice of Lost Stock Certificate(s) ("Notice"), please have a stop transfer order placed on my certificate(s) specified below and assist me in obtaining the payment of the Merger Consideration described in the Prospectus/Proxy Statement in exchange for these certificate(s). (PLEASE PRINT OR TYPE ALL INFORMATION.)


_________________________             _________________________________________
Shareholder name                             Social Security or TIN Number



_______________________________________________________________________________
Street                         City          State              Zip Code


Description of lost  certificates (attach  additional sheets if  necessary):


Certificate          Number of      Date Issued       Nature of Loss (lost,
-----------          ---------      -----------       ---------------------
Number               Shares                           stolen, destroyed, etc.)
------               ------                           ------------------------


______               ______         _________         ________________________


______               ______         _________         ________________________


______               ______         _________         ________________________


I understand that upon receipt of this Notice, The Bank of New York as the Exchange Agent, will place (or if prior to the Merger will ask CIC to place) a stop transfer order on the above described certificate(s) and forward the appropriate paperwork to me for obtaining the Merger Consideration described in the Prospectus/Proxy Statement in exchange for these certificate(s). If I should locate the above described certificate(s), I will immediately notify The Bank of New York in writing to release the stop transfer order. If I should locate the certificates after I have returned my affidavit of loss to The Bank of New York, I will send the stock certificate(s) to The Bank of New York for cancellation.


________________________________
Shareholder Signature